Mueller Water Products

Where Intelligence Meets Infrastructure®

Brean Capital 2014 European
Global Resources & Infrastructure Conference
June 12, 2014



NON-GAAP FINANCIAL MEASURES

The Company reports its financial results under accounting principles generally accepted in the United States ("GAAP"), as well as through the use of non-GAAP measures. The Company presents adjusted operating income (loss), adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow, net debt and net debt leverage as non-GAAP measures. Adjusted operating income (loss) represents operating income (loss) excluding restructuring. This amount divided by net sales is adjusted operating margin. Adjusted EBITDA represents operating income (loss) excluding restructuring, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and other interested parties in the evaluation of financial performance. Adjusted net income (loss) and adjusted net income (loss) per diluted share exclude, on an after-tax basis, discontinued operations, restructuring, certain costs from settled interest rate swap contracts, certain tax adjustments and expenses related to the early extinguishment of debt.

These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents cash flows from operating activities less capital expenditures from continuing operations. It is presented as a measurement of cash flows because management believes it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt leverage represents net debt divided by trailing 12 months adjusted EBITDA. Net debt and net debt leverage are commonly used by the investment community as measures of indebtedness. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

A reconciliation of GAAP to non-GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com

FORWARD-LOOKING STATEMENTS

This presentation contains certain statements that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding expected growth in our key end markets and the benefits of anticipated stronger operating leverage, general economic trends and expected improvement in sales volume.

Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled "RISK FACTORS" in Item 1A of our most recently filed Annual Report on Form 10-K. Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law.

OUR BUSINESS

Mueller Co. ANVIL INTERNATIONAL

$1.1 billion LTM net sales (as of March 31, 2014)

Specified in 100 largest U.S. metropolitan markets(1)

(1) Valves or hydrants

FY2013 PRIMARY END MARKETS NET SALES $1.1B



55%
Repair and replacement of municipal water distribution and treatment systems
5%
Residential construction*
30%
Non-residential construction
10%
Oil & gas

*Residential construction driven primarily by new community development

PORTFOLIO


Fire Hydrants


Valves


Metering Systems


Piping Component Systems


Pipe Condition Assessment and Leak Detection

Mueller Water Products


MUELLER
AL

Leading provider of water infrastructure and flow control products and services in North America

INVESTMENT HIGHLIGHTS

- Improved results driven by strong incremental operating leverage as end markets recover
- Leading brands in water infrastructure and one of the largest installed bases of valves and hydrants in the U.S.
- Leveraging Mueller brand and relationships to expand intelligent water technology offerings for diagnostic analysis and data management
- Increasing investment and improved operating efficiencies needed in water infrastructure industry

BUSINESS PERFORMANCE: LONG-TERM TARGETS

TOP-LINE GROWTH	■ Mueller Co. base business organic growth of **5%–10%+** in normalized end market conditions ■ Metering and leak detection products and services **>20%**
EARNINGS LEVERAGE	■ Mueller Co. adjusted EBITDA margins of **25%+** in normalized end market conditions ■ Metering and leak detection products and services adjusted EBITDA margins of **20%+** in 3 to 4 years ■ Anvil adjusted EBITDA margins in **mid-teens** in normalized end market conditions
OTHER	■ Free cash flow greater than net income ■ Reducing working capital as a percentage of net sales

BROAD PRODUCT PORTFOLIO

Mueller Co.		ANVIL INTERNATIONAL
Est. 1857	Historical Roots	Est. 1999 (1850)
$747mm	Net Sales	$391mm
$104mm	Adjusted Operating Income(1)	$41mm
$43mm	Depreciation & Amortization(2)	$14mm
$148mm	Adjusted EBITDA(1)(2)	$55mm
Fire Hydrants Iron Gate Valves Metering Systems Leak Detection and Pipe Condition Assessment Butterfly, Ball & Plug Valves	Product and Services Portfolio	Cast Iron Fittings Pipe Nipples Fittings & Couplings Hangers & Supports

Note: All statistics are LTM ended March 31, 2014

(1) Adjusted operating income and adjusted EBITDA exclude corporate expenses of $37 mm. Mueller Co. excludes $2.2 mm of restructuring. Anvil excludes $1.1 mm of restructuring.

(2) Depreciation and amortization and adjusted EBITDA exclude corporate depreciation of $0.4 mm.

WATER TRANSMISSION SOLUTIONS

Mueller Water Products manufactures and markets products and services that are used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities.


Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Fittings, Couplings and Hangers
Office Building
Fire Hydrant
Gate Valve
Gate Valve
Gate Valve
Fire Protection Hydrant and Valve
Corporation Valve
Curb Valve
Metering Systems
Pipe Condition Assessment
Fittings, Couplings and Hangers
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Leak Detection
Pump Station
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International

WATER INFRASTRUCTURE LANDSCAPE

	FIRE HYDRANTS 	GATE VALVES 	BUTTERFLY & BALL VALVES 	BRASS WATER PRODUCTS 
Mueller Water Products	#1 PRODUCT POSITION ●	#1 PRODUCT POSITION ●	#1 PRODUCT POSITION ●	#2 PRODUCT POSITION ●
A.Y. McDonald				●
ACIPCO	●	●		
DeZURIK			●	
Ford Meter Box				●
McWane	●	●	●	

* Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

ANVIL INTERNATIONAL



Leading domestic manufacturer of piping system components



- Significant FY2013 net sales from #1 or #2 segment positions
- Customer service capabilities focused on quick delivery
- Domestically manufactured and internationally sourced products
- Network of more than 1,000 distributors and 4,000 distributor locations
- Track record of operational excellence (solid adjusted EBITDA margins)

ANVIL KEY MARKETS

KEY MARKETS	% FY2013 NET SALES	MARKET DRIVERS	PRODUCTS	KEY COMPETITORS
Mechanical, Industrial & Fire Protection	75%	Non-Residential Construction	**Mechanical:** Grooved, Iron/Steel Fittings, Staple Hangers, Pipe Nipples, Bull Plugs	Victaulic, Ward, Erico, Wisconsin, Bonney Forge, Westbrook
			Fire Protection: O-Lets, Grooved, Iron Fittings, Staple Hangers, Pipe Nipples	Victaulic, Ward, Tolco, Wisconsin, Ceirco, Tyco
Energy (Oil & Gas)	20%	Oil & Gas	Hammer Union, Swages and Bull Plugs, Forged Steel Fittings, Pipe Nipples, Malleable Iron	Kemper, C&C, Westbrook, Bonney Forge, Ward, Phoenix Capital
Power/High Pressure	5%	Power Need Development	Engineered Hangers	Lisega, Piping Tech, Bergen

STRATEGY AND OBJECTIVES

Capitalize on the large, attractive and growing water infrastructure markets worldwide



Maintain leadership positions with customers and end users	• Leveraging the Mueller brand • Developing value-added products and services	• Leveraging distribution network • Improving customer service levels
Continue to enhance operational and organizational excellence	• Strengthened balance sheet • Implemented Lean Six Sigma	• Consolidated plants • Divested U.S. Pipe
Develop, acquire and invest in businesses and technologies that expand our existing portfolio or allow us to enter new markets	• Enhanced Advanced Metering Infrastructure (AMI) system with remote disconnect meter and consumer portal • Pursue international to expand product offerings or enter new markets • Offer leak detection and pipe condition assessment products and services	• Developed fixed transmission and distribution main leak detection (pilot phase) • Invest in technologies or intellectual property through acquisitions or internal development to enhance/ expand product and service offerings

Our End Markets



HISTORICAL HOUSING STARTS

New household formation will be the key to driving housing start demand back to normal levels


Historical Housing Starts (1959 - April 2014)
Seasonally Adjusted Annualized
Units in 000's
3,000
2,500
2,000
1,500
1,000
500
0
1959 - 2014
Average = 1,456
Bottom of prior cycle (798)
April 2009 - Lowest starts (499) since Census Bureau began keeping records in 1959


Year-Over-Year Change in Household Formation (12MMA)
2,500
2,000
1,500
1,000
500
0
1959-Present average household formation is 1.2 million per year
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Source: U.S. Census Bureau

Mueller Water Products

NON-RESIDENTIAL CONSTRUCTION

The non-residential construction market remains stable


Non-Residential Construction
(Real $ in Billions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$287
$281
$291
$327
$337
$287
$236
$223
$223
$213
$213
$231
$244
$252
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Source: IHS
Data as of May 20, 2014


AIA Architectural Billing Index
Diffusion Index (> 50 = expansion)
65
60
55
50
45
40
35
30

Source: American Institute of Architects
Data as of May 21, 2014

Significant Market Opportunities



THE MARKET OPPORTUNITY IS SIGNIFICANT AND GROWING

REPAIR AND REPLACEMENT MARKET

- Valves and hydrants typically replaced at same time as pipes
- ASCE graded drinking water infrastructure a D[1]
- At least 40 cities under consent decrees: Atlanta, Washington, D.C. (WSSC), New Orleans



2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Percentage of Replacement Need
ACCELERATING NEED
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075 [2]

FUTURE DRINKING WATER INFRASTRUCTURE EXPENDITURE NEEDS[3]



STORAGE
$39.5 bn
TREATMENT
$72.5 bn
SOURCE
$20.5 bn
OTHER
$4.2 bn

TRANSMISSION & DISTRIBUTION **$247.5 bn**

Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384 bn

Sources

(1) ASCE: 2013 Report Card for America's Infrastructure
(2) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(3) EPA 2011 Drinking Water Needs Survey and Assessment

FUNDING WATER INFRASTRUCTURE REPAIR

HISTORICAL WATER RATES COMPARED TO OTHER UTILITIES(1)



CPI Water
CPI Nat Gas
CPI Postage
CPI Electricity
CPI All Items

Long-term trends in consumer prices (CPI) for utilities (1953-2014)

TOP THREE WATER INDUSTRY ISSUES(2)

- State of water and sewer infrastructure
- Lack of public understanding of the value of water
- Capital costs and availability

UTILITY COST OF SERVICE

- 80% of utility participants don't think their utility is fully able to cover the cost of providing water service(2)
- 70% reported their utility is on the path of full-cost pricing(2)

UTILITY SOURCES OF FUNDING

- Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $5,000(3)
- CPI for water and sewage maintenance increased 4% for last 12 months ended April 2014 (1)
- 90% funded at local level (4)

Sources
(1) Bureau of Labor Statistics – FactSet
(2) AWWA State of the Industry Report 2013
(3) American Water Works Association 2012 Water and Wastewater Rate Survey
(4) EPA Clean Water and Drinking Water Infrastructure

SIGNIFICANT GROWTH OPPORTUNITIES

Factors Affecting Municipal Water Systems

Operational efficiencies
- Budget constraints
- Need to prioritize capital spending

Water Conservation
- 26 states in drought condition
- 240,000 water main breaks per year[1]

Non-revenue Water
- Up to 30% of treated water is lost or unaccounted for[2]
- 1.7 trillion gallons lost per year at a national cost of $2.6 billion per year[3]

Customer Service Focus

(1) EPA Aging Water Infrastructure Research Program
(2) Navigant Research
(3) National Geological Survey
(4) IHS and Management Estimates

Our Solutions

Intelligent Water Technology™

Smart Metering
- AMR
- AMI
- Remote Disconnect Meter
- Consumer Portal
- Distribution Main Leak Detection (pilot stage)

Leak Detection
- Pipe Condition Assessment
- Transmission Main Leak Detection (pilot stage)

Share of North American Market[4]

	2012	2017
Visual Read	20%	5%
AMR Meters	60%	40%
AMI Meters	20%	55%
Market Size	$900mm	$1,350mm

"Non-revenue water, particularly where system leaks are concerned, could be the root challenge to meeting operational, capital and water conservation challenges."

Black & Veatch *2013 Strategic Directions in the U.S. Water Industry*

Mueller Water Products

OPPORTUNITIES: AMI/SMART METERING

OPPORTUNITY	SOLUTION	END USER	COMPETITORS
■ Acquired Arkion Systems in 2009 and merged it with Hersey Meters in 2011 to form Mueller Systems ■ Introduced AMI solution: MiNet® - Mueller Infrastructure Network for Utilities ■ Transition from one-way to two-way AMI systems ■ Develop new products to support and enhance compelling value proposition for network	Mueller SYSTEMS ■ Two-way mesh network ■ Enhanced AMI system • Mi.Hydrant™ (radio transceiver in fire hydrant) • Mi.Data™ (consumer portal) • 420 Remote Disconnect Meter • Automated Distribution Leak Detection (with Echologics – pilot stage) ■ One-way AMI system • MegaNet™	American Water Bentonville, AR Charlotte County, FL Jackson, MS Lebanon, OH Tullahoma, TN Winston-Salem, NC	Sensus Neptune Technology Group Badger Meter Aclara Itron

OPPORTUNITIES: LEAK DETECTION & PIPE CONDITION ASSESSMENT

OPPORTUNITY	SOLUTION	END USER	COMPETITORS
■ Acquired Echologics in 2010 ■ Leverage Mueller brand ■ Developed fixed transmission main leak detection solution (pilot stage) ■ International opportunities	echologics A DIVISION OF MUELLER CO. ■ Acoustic, non-invasive leak detection and pipe condition assessment ■ Proven technology	Baltimore Las Vegas, NV New Orleans, LA Port Authority of New York and New Jersey Singapore Public Utilities Board Tampa, FL United Water Washington Suburban Sanitary Commission	pure TECHNOLOGIES Fragmented and regional competitors



Actions & Business Results

MANAGEMENT ACTIONS / INITIATIVES

Reduce costs and improve operating leverage

- Divested U.S. Pipe in FY2012
- Divested two non-core assets of Anvil in FY2010
- Implemented Lean Six Sigma and other manufacturing improvements:
  - Increased production capacity without footprint expansion
  - Lowered labor costs
- Closed six plants since FY2006
- Consolidated distribution centers and smaller manufacturing facilities at Anvil

Manage working capital and capital expenditures to generate free cash flow

- Generated free cash flow of $77.6 mm in FY2013 up from $45.4 mm in FY2012
- Reduced debt by $495 mm from Sept. 30, 2008 through March 31, 2014
- Inventory turns at March 31, 2014 were comparable to prior year
- Average accounts receivable, inventory, and accounts payable as a percent of net sales declined 10 basis points at March 31, 2014 compared to prior year

Pursue strategic growth opportunities by leveraging the Mueller brand

- Acquired and invested in AMI technology
- Established first AMI wireless mesh agreement for water industry
- Entered advanced metering agreement with Landis+Gyr for electric meters
- Acquired leak detection and pipe condition assessment products and services
- Developed fixed leak detection product capabilities (pilot stage)

HISTORY OF STRONG FINANCIAL PERFORMANCE

(See Appendices for GAAP Reconciliation)

Mueller Co. (1)



$509 $536 $618 $664 $804 $756 $718 $547 $613 $606 $652 $730
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
25.7% 25.9% 27.0% 28.6% 30.8% 27.4% 24.9% 18.5% 21.4% 17.0% 16.2% 18.8%
$131 $139 $167 $190 $248 $207 $179 $101 $131 $103 $106 $137
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Net Sales ($ in millions)

Adjusted EBITDA & Adj. EBITDA Margins ($ in millions)

ANVIL INTERNATIONAL (2)



$393 $387 $431 $485 $535 $556 $595 $470 $347 $359 $372 $391
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
12.2% 9.8% 10.9% 12.8% 13.6% 14.6% 15.8% 13.0% 11.0% 13.2% 14.0% 13.9%
$48 $38 $47 $62 $73 $81 $94 $61 $38 $48 $52 $55
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

(1) Fiscal year ended September 30. Reflects inventory step-up costs of $53 million in 2006; restructuring charges of $2 million in 2009; goodwill impairment charges of $819 million in 2009; restructuring charges of $0.1 million in 2010; restructuring charges of $1 million in 2011; restructuring charges of $2.5 million in 2012; restructuring charges of $1.5 million in 2013

(2) Excludes inventory step-up costs of $17 million in 2006; restructuring costs of $4 million in 2009; goodwill impairment charges of $93 million in 2009; restructuring charges of $1 million in 2010; restructuring charges of $1 million in 2011; restructuring charges of $0.3 million in 2012; restructuring charges of $0.1 million in 2013.

CONSOLIDATED NON-GAAP RESULTS

- 13.4% growth in adjusted operating income despite adverse weather
- Mueller Co. increased net sales by 1.7%
- Domestic order dollars for valves, hydrants and brass products grew over 20% reflecting continued end market strength
- Most of these orders are in backlog due to timing of price increase and weather
- Mueller Co. adjusted operating income increased 18.3% with improvements across all product lines
- Anvil net sales increased slightly while adjusted operating income declined 6.5% and adjusted operating margin decreased 80 bps due primarily to operating challenges during the quarter at its largest manufacturing facility

2Q FISCAL	2014	2013
Net sales	$288.1	$283.1
Adj. operating income	$28.0	$24.7
Adj. operating margin	9.7%	8.7%
Adj. net income per diluted share	$0.07	$0.05
Adj. EBITDA	$41.8	$39.7
Adj. EBITDA margin	14.5%	14.0%

$ in millions (except per share amounts)

2Q14 results exclude restructuring costs of $2.7 million, $1.7 million net of tax; results are for continuing operations.

2Q13 results exclude restructuring costs of $0.4 million, $0.2 million net of tax; results are for continuing operations.

DEBT STRUCTURE

- Net debt leverage of 3.0x at March 31, 2014
- Net debt of $495.5 million at March 31, 2014
- Debt maturities with no significant required principal payments before 2017
- No financial maintenance covenants with excess availability at the greater of $22.5 million or 10.0% of facility amount
  - $171.4 million of excess availability (as measured using March 31, 2014 data)



Debt Maturity (at 3/31/2014)
($ in millions)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$0
$0
$0
$420
$0
$0
$180
FY2014
FY2015
FY2016
FY2017
FY2018
FY2019
FY2020

$225 million ABL has $0 outstanding at 3/31/14 and matures in 2017

Total debt has declined $948 million since 2006



Total Debt
($ in millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,549
$1,127
$1,101
$1,096
$740
$692
$678
$623
$601
Mar-2006
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013

DEBT STRUCTURE AT MARCH 31, 2014		
$225 million	$420 million	$178 million
ABL Agreement Expires 2017	7.375% Senior Subordinated Notes due 2017	8.75% Senior Unsecured Notes due 2020

Mueller Water Products

POTENTIAL USES OF CASH

- Debt reduction
- Acquisitions
- Dividends
- Growth opportunities



Free Cash Flow
($ in millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$76
$28
$45
$78
FY2010 A
FY2011 A
FY2012 A
FY2013 A

WHY INVEST IN MWA?

Water industry has fundamentally strong long-term dynamics

- Driven by need for new and upgraded infrastructure
- Limited number of suppliers to end markets

Expected strong operating leverage when end markets recover

- Recovery of residential construction market
- Increased municipal spending
- Operational excellence initiatives

Strong competitive position

- Leading brand position with large installed base
- Leading municipal specification positions
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations using lost foam process for valves and hydrants

Leveraging strengths with emerging trends

- Expand smart metering
- Expand diagnostic offerings (leak detection and pipe condition assessment)
- Develop Intelligent Water Technology™ solutions
- Strategic acquisitions / partnerships

Supplemental Data



SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Quarter ended March 31, 2014			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 191.3	$ 96.8	$ -	$ 288.1
Gross profit	$ 55.1	$ 27.1	$ -	$ 82.2
Selling, general and administrative expenses	27.3	18.5	8.4	54.2
Restructuring expenses	1.6	1.1	-	2.7
Operating income (loss)	$ 26.2	$ 7.5	$ (8.4)	$ 25.3
Interest expense, net				12.5
Income tax expense				3.1
Net income				$ 9.7
Net income per diluted share				$ 0.06
Capital expenditures	$ 6.5	$ 4.1	$ 0.2	$ 10.8
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 26.2	$ 7.5	$ (8.4)	$ 25.3
Restructuring	1.6	1.1	-	2.7
Adjusted operating income (loss)	27.8	8.6	(8.4)	28.0
Depreciation and amortization	10.1	3.6	0.1	13.8
Adjusted EBITDA	$ 37.9	$ 12.2	$ (8.3)	$ 41.8
Adjusted operating margin	14.5%	8.9%		9.7%
Adjusted EBITDA margin	19.8%	12.6%		14.5%
Adjusted net income:				
Net income				$ 9.7
Restructuring, net of tax				1.7
Adjusted net income				$ 11.4
Adjusted net income per diluted share				$ 0.07
Free cash flow:				
Net cash provided by operating activities				$ 11.4
Less capital expenditures				(10.8)
Free cash flow				$ 0.6
Net debt (end of period):				
Current portion of long-term debt				$ 1.2
Long-term debt				599.4
Total debt				600.6
Less cash and cash equivalents				(105.1)
Net debt				$ 495.5
Adjusted EBITDA:				
Current quarter				$ 41.8
Three prior quarters				124.7
Adjusted EBITDA				$ 166.5
Net debt leverage (net debt divided by adjusted EBITDA)				3.0x

Mueller Water Products

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Quarter ended March 31, 2013			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 188.1	$ 95.0	$ -	$ 283.1
Gross profit	$ 50.5	$ 26.8	$ -	$ 77.3
Selling, general and administrative expenses	27.0	17.6	8.0	52.6
Restructuring expenses	0.3	0.1	-	0.4
Operating income (loss)	$ 23.2	$ 9.1	$ (8.0)	24.3
Interest expense, net				12.8
Loss on early extinguishment of debt				1.4
Income tax expense				2.5
Income from continuing operations				7.6
Loss from discontinued operations, net of tax				(1.4)
Net income				$ 6.2
Net income (loss) per diluted share:				
Continuing operations				$ 0.05
Discontinued operations				(0.01)
Net income				$ 0.04
Capital expenditures	$ 5.5	$ 3.2	$ -	$ 8.7
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 23.2	$ 9.1	$ (8.0)	$ 24.3
Restructuring	0.3	0.1	-	0.4
Adjusted operating income (loss)	23.5	9.2	(8.0)	24.7
Depreciation and amortization	11.4	3.5	0.1	15.0
Adjusted EBITDA	$ 34.9	$ 12.7	$ (7.9)	$ 39.7
Adjusted operating margin	12.5%	9.7%		8.7%
Adjusted EBITDA margin	18.6%	13.4%		14.0%
Adjusted net income:				
Net income				$ 6.2
Discontinued operations, net of tax				1.4
Loss on early extinguishment of debt, net of tax				0.8
Restructuring, net of tax				0.2
Deferred tax asset valuation allowance adjustment				(1.3)
Adjusted net income				$ 7.3
Adjusted net income per diluted share				$ 0.05
Negative free cash flow:				
Net cash used in operating activities				$ (4.2)
Less capital expenditures				(8.7)
Negative free cash flow				$ (12.9)

Mueller Water Products

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Six months ended March 31, 2014			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 356.3	$ 189.2	$ -	$ 545.5
Gross profit	$ 96.8	$ 52.5	$ -	149.3
Selling, general and administrative expenses	53.0	36.6	17.6	107.2
Restructuring expenses	1.7	1.1	-	2.8
Operating income (loss)	$ 42.1	$ 14.8	$ (17.6)	39.3
Interest expense, net				25.1
Income tax expense				3.4
Net income				$ 10.8
Net income per diluted share				$ 0.07
Capital expenditures	$ 10.9	$ 7.2	$ 0.2	$ 18.3
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 42.1	$ 14.8	$ (17.6)	$ 39.3
Restructuring	1.7	1.1	-	2.8
Adjusted operating income (loss)	43.8	15.9	(17.6)	42.1
Depreciation and amortization	21.2	7.1	0.2	28.5
Adjusted EBITDA	$ 65.0	$ 23.0	$ (17.4)	$ 70.6
Adjusted operating margin	12.3%	8.4%		7.7%
Adjusted EBITDA margin	18.2%	12.2%		12.9%
Adjusted net income:				
Net income				$ 10.8
Restructuring, net of tax				1.7
Adjusted net income				$ 12.5
Adjusted net income per diluted share				$ 0.08
Negative free cash flow:				
Net cash provided by operating activities				$ 7.6
Less capital expenditures				(18.3)
Negative free cash flow				$ (10.7)
Net debt (end of period):				
Current portion of long-term debt				$ 1.2
Long-term debt				599.4
Total debt				600.6
Less cash and cash equivalents				(105.1)
Net debt				$ 495.5
Adjusted EBITDA:				
Current quarter				$ 41.8
Three prior quarters				124.7
Adjusted EBITDA				$ 166.5
Net debt leverage (net debt divided by adjusted EBITDA)				3.0x

Mueller Water Products

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Six months ended March 31, 2013			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 339.2	$ 189.0	$ -	$ 528.2
Gross profit	$ 83.4	$ 51.0	$ -	$ 134.4
Selling, general and administrative expenses	51.1	35.9	15.1	102.1
Restructuring expenses	1.0	0.1	-	1.1
Operating income (loss)	$ 31.3	$ 15.0	$ (15.1)	31.2
Interest expense, net				26.3
Loss on early extinguishment of debt				1.4
Income tax expense				0.9
Income from continuing operations				2.6
Income from discontinued operations				10.6
Net income				$ 13.2
Net income per diluted share:				
Continuing operations				$ 0.01
Discontinued operations				0.07
Net income				$ 0.08
Capital expenditures	$ 8.9	$ 6.0	$ -	$ 14.9
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 31.3	$ 15.0	$ (15.1)	$ 31.2
Restructuring	1.0	0.1	-	1.1
Adjusted operating income (loss)	32.3	15.1	(15.1)	32.3
Depreciation and amortization	22.6	7.0	0.2	29.8
Adjusted EBITDA	$ 54.9	$ 22.1	$ (14.9)	$ 62.1
Adjusted operating margin	9.5%	8.0%		6.1%
Adjusted EBITDA margin	16.2%	11.7%		11.8%
Adjusted net income:				
Net income				$ 13.2
Discontinued operations				(10.6)
Loss on early extinguishment of debt, net of tax				0.8
Restructuring, net of tax				0.6
Deferred tax asset valuation allowance adjustment				(0.5)
Adjusted net income				$ 3.5
Adjusted net income per diluted share				$ 0.02
Negative free cash flow:				
Net cash used in operating activities				$ (3.6)
Less capital expenditures				(14.9)
Negative free cash flow				$ (18.5)

Mueller Water Products

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Year ended September 30, 2013			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 729.5	$ 391.3	$ -	$ 1,120.8
Gross profit	$ 201.1	$ 112.1	$ -	$ 313.2
Selling, general and administrative expenses	108.3	71.8	34.3	214.4
Restructuring expenses	1.5	0.1	(0.1)	1.5
Operating income (loss)	$ 91.3	$ 40.2	$ (34.2)	97.3
Interest expense, net				51.7
Loss on early extinguishment of debt				1.4
Income tax expense				8.8
Income from continuing operations				35.4
Income from discontinued operations, net of tax				5.4
Net income				$ 40.8
Net income per diluted share:				
Continuing operations				$ 0.22
Discontinued operations				0.03
Net income				$ 0.25
Capital expenditures	$ 24.0	$ 12.3	$ 0.2	$ 36.5
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 91.3	$ 40.2	$ (34.2)	$ 97.3
Restructuring	1.5	0.1	(0.1)	1.5
Adjusted operating income (loss)	92.8	40.3	(34.3)	98.8
Depreciation and amortization	44.6	14.2	0.4	59.2
Adjusted EBITDA	$ 137.4	$ 54.5	$ (33.9)	$ 158.0
Adjusted operating margin	12.7%	10.3%		8.8%
Adjusted EBITDA margin	18.8%	13.9%		14.1%
Adjusted net income:				
Net income				$ 40.8
Discontinued operations, net of tax				(5.4)
Restructuring, net of tax				0.8
Loss on early extinguishment of debt, net of tax				0.8
Deferred tax asset valuation allowance adjustment				(8.9)
Adjusted net income				$ 28.1
Adjusted net income per diluted share				$ 0.18
Free cash flow:				
Net cash provided by operating activities				$ 114.1
Less capital expenditures				(36.5)
Free cash flow				$ 77.6
Net debt (end of period):				
Current portion of long-term debt				$ 1.3
Long-term debt				599.5
Total debt				600.8
Less cash and cash equivalents				(123.6)
Net debt				$ 477.2
Adjusted EBITDA:				
Current quarter				$ 48.2
Three prior quarters				109.8
Adjusted EBITDA				$ 158.0
Net debt leverage (net debt divided by adjusted EBITDA)				3.0

Mueller Water Products

SEGMENT RESULTS AND RECONCILIATION OF NON-GAAP TO GAAP PERFORMANCE MEASURES

($ in millions, except per share amounts)

	Year ended September 30, 2012			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 652.4	$ 371.5	$ -	$ 1,023.9
Gross profit	$ 162.8	$ 108.3	$ -	$ 271.1
Selling, general and administrative expenses	102.6	70.7	30.9	204.2
Restructuring expenses	2.5	0.3	-	2.8
Operating income (loss)	$ 57.7	$ 37.3	$ (30.9)	64.1
Interest expense, net				59.9
Loss on early extinguishment of debt				1.5
Income tax expense				7.9
Loss from continuing operations				(5.2)
Loss from discontinued operations, net of tax				(103.2)
Net loss				$ (108.4)
Net loss per diluted share:				
Continuing operations				$ (0.03)
Discontinued operations				(0.66)
Net loss				$ (0.69)
Capital expenditures	$ 20.0	$ 11.4	$ -	$ 31.4
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 57.7	$ 37.3	$ (30.9)	$ 64.1
Restructuring	2.5	0.3	-	2.8
Adjusted operating income (loss)	60.2	37.6	(30.9)	66.9
Depreciation and amortization	45.7	14.3	0.6	60.6
Adjusted EBITDA	$ 105.9	$ 51.9	$ (30.3)	$ 127.5
Adjusted operating margin	9.2%	10.1%		6.5%
Adjusted EBITDA margin	16.2%	14.0%		12.5%
Adjusted net income:				
Net loss				$ (108.4)
Discontinued operations, net of tax				103.2
Valuation allowance against beginning of the year				5.9
Interest rate swap settlement costs, net of tax				3.0
Restructuring, net of tax				1.7
Loss on early extinguishment of debt, net of tax				0.9
Adjusted net income				$ 6.3
Adjusted net income per diluted share				$ 0.04
Free cash flow:				
Net cash provided by operating activities				$ 76.8
Less capital expenditures				(31.4)
Free cash flow				$ 45.4
Net debt (end of period):				
Current portion of long-term debt				$ 1.1
Long-term debt				621.7
Total debt				622.8
Less cash and cash equivalents				(83.0)
Net debt				$ 539.8
Adjusted EBITDA:				
Current quarter				$ 38.1
Three prior quarters				89.4
Adjusted EBITDA				$ 127.5
Net debt leverage (net debt divided by adjusted EBITDA)				4.2

Mueller Water Products

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